                              POWER OF ATTORNEY
                              -----------------

        The undersigned, a director and/or officer of Metatec Corporation, a Florida corporation (the "Company"), hereby constitutes and appoints Jeffrey M. Wilkins and William H. Largent, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities, with full power and authority in each and said attorney-in-fact and agent, to sign for the undersigned and in his name as a director and/or officer of the Company and in any and all other capacities, the Amendment No. 1 to the Registration Statement on Form S-1 (Registration No. 33-58733) of the Company and any and all subsequent amendments (including post-effective amendments) to such Registration Statement to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, in connection with the proposed public offering by the Company of 1,725,000 common shares, $.10 par value, of the Company, including shares to be issued upon exercise of the underwriters' over-allotment option, and to file such amended Registration Statement with all exhibits and other related documents and any and all such further amendments with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all acts taken by each said attorney-in-fact and agent, or any of them, or their substitutes, as herein authorized.


Date: May 15, 1995           /s/ James V. Pickett
                             --------------------
                             Signature

                             James V. Pickett
                             --------------------
                             Print Name

                             Director
                             --------------------
                             Position(s) with Company


                                POWER OF ATTORNEY
                                -----------------

        The undersigned, a director and/or officer of Metatec Corporation, a Florida corporation (the "Company"), hereby constitutes and appoints Jeffrey
 M. Wilkins and William H. Largent, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, with full power and authority in each and said attorney-in-fact and agent, to sign for the undersigned and in his name as a director and/or officer of the Company and in any and all other capacities, the Amendment No. 1 to the Registration Statement on Form S-1 (Registration
 No. 33-58733) of the Company and any and all subsequent amendments (including post-effective amendments) to such Registration Statement to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, in connection with the proposed public offering by the Company of 1,725,000 common shares, $.10 par value, of the Company, including shares to be issued upon exercise of the underwriters' over-allotment option, and to file such amended Registration Statement with all exhibits and other related documents and any and all such further amendments with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all acts taken by each said attorney-in-fact and agent, or any of them, or their substitutes, as herein authorized.

 Date: May 16, 1995
                            /s/ Gregory T. Tillar
                            ---------------------
                            Signature

                            Gregory T. Tillar
                            ---------------------
                            Print Name

                            President, Chief Operating Officer and Director
                            ----------------------
                            Position(s) with Company